Exhibit 99.2 PLAYTIKA ANNOUNCES DEAL TO ACQUIRE SUPERPLAY SEPTEMBER 18, 2024

Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and Section 21E of the Exchange Act. All statements other than statements of historical facts contained in this presentation, including statements regarding the completion of the transaction and the timing thereof as well as the effects thereof, our liquidity profile and our capital allocation strategy, are forward-looking statements. Further, statements that include words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “future,” “intend,” “intent,” “may,” “might,” “potential,” “present,” “preserve,” “project,” “pursue,” “should,” “will,” or “would,” or the negative of these words or other words or expressions of similar meaning may identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. The achievement or success of the matters covered by such forward-looking statements involves significant risks, uncertainties and assumptions, including, but not limited to, the risks and uncertainties discussed in our filings with the Securities and Exchange Commission. Moreover, we operate in a very competitive and rapidly changing environment and industry. As a result, it is not possible for our management to assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the forward-looking statements discussed in this press release may not occur and actual results could differ materially and adversely from those anticipated, predicted or implied in the forward-looking statements. Important factors that could cause actual results to differ materially from estimates or projections contained in the forward-looking statements include without limitation: • actions of our majority shareholder or other third parties that influence us; • our reliance on third-party platforms, such as the iOS App Store, Facebook, and Google Play Store, to distribute our games and collect revenues, and the risk that such platforms may adversely change their policies; • our reliance on a limited number of games to generate the majority of our revenue; • our reliance on a small percentage of total users to generate a majority of our revenue; • our free-to-play business model, and the value of virtual items sold in our games, is highly dependent on how we manage the game revenues and pricing models; • our inability to obtain necessary governmental or other approvals in a timely fashion or at all or our inability to otherwise complete the acquisition and integrate the SuperPlay portfolio into our operations successfully or realize the anticipated benefits of the acquisition; • our inability to refinance our revolving credit facility which is set to expire in March 2026 or otherwise obtain additional financing, in each case, on favorable terms or at all; • the ability of the SuperPlay portfolio to compete in a highly competitive industry with low barriers to entry; • our ability to retain existing players, attract new players and increase the monetization of our player base; • we have significant indebtedness and are subject to the obligations and restrictive covenants under our debt instruments; • the impact of the COVID-19 pandemic or other health epidemics on our business and the economy as a whole; • our controlled company status; • legal or regulatory restrictions or proceedings could adversely impact our business, including the SuperPlay portfolio, and limit the growth of our operations; • risks related to our international operations and ownership, including our significant operations in Israel, Ukraine and Belarus and the fact that our controlling stockholder is a Chinese-owned company; • geopolitical events such as the Wars in Israel and Ukraine; • our reliance on key personnel, including our ability to retain the key personnel of SuperPlay; • market conditions or other factors affecting the payment of dividends, including the decision whether or not to pay a dividend; • uncertainties regarding the amount and timing of repurchases under our stock repurchase program; • security breaches or other disruptions could compromise our information or our players’ information and expose us to liability; and • our inability to protect our intellectual property and proprietary information could adversely impact our business. Additional factors that may cause future events and actual results, financial or otherwise, to differ, potentially materially, from those discussed in or implied by the forward-looking statements include the risks and uncertainties discussed in our filings with the Securities and Exchange Commission. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur, and reported results should not be considered as an indication of future performance. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements speak only as of the date they are made. Except as required by law, we undertake no obligation to update any forward-looking statements for any reason to conform these statements to actual results or to changes in our expectations. 2

AGENDA OVERVIEW OF SUPERPLAY 01 ACQUISITION RATIONALE 02 TRANSACTION STRUCTURE 03 Q&A 04 3

SUPERPLAY TO JOIN PLAYTIKA SKILLED GAME DEVELOPERS WITH A HISTORY OF DELIVERING ENGAGING AND SUCCESSFUL MOBILE GAMES 4

SUPERPLAY'S UNIQUE GROWTH STORY

"TWO FOR TWO"

BOTH GAMES IN PORTFOLIO ARE SUCCESSFUL EXAMPLES OF NEW LAUNCHES THAT BROKE INTO THE US TOP 100 GAMES LIST (1)


DICE
DREAMS

Achieved $100MM run-rate revenues in 35 months (2)

Currently #3 globally in the *Coin Looters* Category (3)


DOMINO
DREAMS

Achieved $100MM run-rate revenues in 20 months (2)

Currently #1 globally in the *Board* Category (3)

$265M Consolidated LTM Revenue (4)	**+157%** Consolidated LTM Revenue Growth (4)
1.7 M Consolidated Avg. DAUs (5)	**+85%** Consolidated % YoY DAU Growth (5)

+ TWO MORE GAMES IN THE DEVELOPMENT PIPELINE

1. Source: Sensor Tower. "US Top 100 Games List" refers to the Top 100 mobile games by net revenue (US, iOS and Android, across all devices) for the month of August 2024 (US, iOS) where Dice Dreams and Domino Dreams ranked #24 and #90, respectively.
2. Dice Dreams launched in March 2020 and achieved $100MM+ annualized run-rate revenues (monthly revenue multiplied by 12 months) in January 2023. Domino Dreams launched in January 2023 and achieved it in August 2024.
3. In the month of August 2024, Dice Dreams was ranked #3 worldwide in the *Coin Looters* category and Domino Dreams ranked #1 worldwide in the *Board* category based on Sensor Tower data. *Coin Looters* and *Board* represent sub-genres that Sensor Tower categorizes the two titles in, respectively. Ranking is based on net revenues (generated worldwide) for the month of August 2024 across both iOS and Android App Stores and on all devices.
4. Based on LTM Revenue as of Q2'24.
5. Based on consolidated DAUs for the month of August 2024.

Playtika

5

SUPERPLAY SUPERPLAY AT A GLANCE Proven ability to identify attractive Founded in 2019 by two Two growing, successful titles with ~240 verticals of game-play and launch (1) Ex-Playtikans with HQ in Israel two more in the pipeline employees new, successful games RAPID TOPLINE GROWTH REVENUE BY GEO. (Q2’24) REVENUE BY GAME (Q2’24) (Revenue in USD millions) $265.3 Other 4% APAC 5% 15% $169.5 USA 55% $64.6 85% EMEA 35% $32.7 $1.0 $2.3 2019A 2020A 2021A 2022A 2023A Q2'24 LTM 1. As of September 2024. 6

THE ACQUISITION OF SUPERPLAY EXPANDS OUR PRESENCE IN HIGH-GROWTH CATEGORIES Substantially grows our Establishes immediate footprint in one of the scale for Playtika in a fastest-growing new category categories Category TAM’s 20 17.6% % YoY Growth 18 18 (1) (as of LTM Q2’24) 16 14 12 10 8.5% 9 8 5.2% 5 6 4 0.6% 1 2 0 Coin Looter Board All Casual All Mobile (2) (2) Coin Looters Board Casual Mobile Games All Mobile Games (3) LTM Q2’24 IAP Revenue $1.6B $0.5B $29B $77B LTM Downloads 0.1B 1.1B 14B 50B Note: All metrics are as of Q2’24, sourced from Sensor Tower, and excludes the impact of Monopoly Go!. 1. Category TAM is defined by % YoY Change in “LTM Q2’24 IAP Revenue” based on Sensor Tower. 2. The Coin Looters and Board categories are the sub-genres that Dice Dreams and Domino Dreams are categorized in (by Sensor Tower). 7 3. Reflects Revenue figures based on SensorTower’s Net IAP Revenue figures, which have been converted by dividing by 70% (assumes a 30% platform fee).

STRATEGIC AND FINANCIAL CONSIDERATIONS RETURN TO GROWTH BY M&A FINANCIAL CONSIDERATIONS • Acquires scaled, growing titles in the high-growth Coin • Expected to move the needle for Playtika’s pro forma Looters and Board categories growth • Acquires a talented development and live services • Earnout transaction structure rewards performance team with two proven hits and two more in the while mitigating downside risk pipeline • We remain committed to our ongoing capital returns • Cultural alignment with founders and team strategy 8

DICE DREAMS AND DOMINO DREAMS EXPECTED TO MOVE THE NEEDLE DICE DREAMS WOULD BECOME OUR FIFTH LARGEST GAME BY REVENUE Top Playtika Titles Ranked by Q2’24 Revenues (Pro Forma for SuperPlay Acquisition) #1 Established and #2 Maturing Category Winner Domino Dreams is Scaling Rapidly but Would Already be One of our Top 10 Titles by #3 #4 #5 Revenue Bingo Blitz Slotomania June's Journey Solitaire Grand Harvest Dice Dreams Domino Dreams Dice Dreams 9

PRO FORMA FINANCIAL PROFILE

(Revenue in USD millions)



+4.9% YoY Growth
$2,681
$2,812
LTM Q2'23 (1)
LTM Q2'24 (1)

- The addition of SuperPlay in our financials results in LTM Revenue growth of 4.9% YoY
  - Returns to growth our consolidated pro forma revenues in the near-to-medium term
- SuperPlay is expected to be at near-breakeven adjusted EBITDA[2] on a standalone basis in 2025 with increasing profitability thereafter
- **Earnout** is subject to revenue growth targets and improving adjusted EBITDA profitability thresholds
- Pro forma guidance for FY24 is expected to be provided as part of our FY24 third quarter earnings release

Playtika

1. Both LTM Q2'24 and LTM Q2'23 include full year contributions from SuperPlay; however, only LTM Q2'24 includes contributions from Youda Games and InnPlay Labs.
2. Adjusted EBITDA as defined as net income before (i) interest expense, (ii) interest income, (iii) provision for income taxes, (iv) depreciation and amortization expense, (v) stock-based compensation, (vi) contingent consideration, (vii) acquisition and related expense, and (viii) certain other items.

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ACQUISITIONS ARE A CORE PART OF OUR STRATEGY (1) 9 OUT OF OUR TOP 11 TITLES REPRESENT ACQUIRED TITLES Acquired Acquired Acquired Acquired Acquired Acquired Acquired Acquired Acquired in 2012 in 2023 in 2018 in 2019 in 2014 in 2013 in 2019 in 2023 in 2021 PLAYTIKA HAS ACHIEVED ATTRACTIVE POST-ACQUISITION PURCHASE MULTIPLES IN PAST DEALS 2.3x 0.8x 0.5x 5.8x 1.1x 0.7x (3) (3) (2) (2) Purchase Revenue ...By 2021 …By 2023 Purchase Revenue ...By 2021 …By 2023 Multiple in Acquisition Multiple in Acquisition (3) (2) Year (2018) Year (2018) 1. Represents Playtika’s top 11 titles ranked by Q2’24 Revenue (excluding titles from SuperPlay). 2. June’s Journey (Wooga) was acquired in 2018 for $220M and generated $38M in its acquisition year (2018), $201M in 2021, and $294M in 2023. 11 3. Solitaire Grand Harvest (Supertreat) was acquired in 2019 for $174M (upfront plus earnouts) and generated $77M in its acquisition year (2019), $230M in 2021, and $322M in 2023.

PURCHASE CONSIDERATION AND EARNOUT TERMS • 3 potential, annual earnouts paid in ~March of 2026, 2027, and 2028 (all-cash consideration) $ Upfront Consideration $700M • Annual earnout quantum and eligibility are contingent on both revenue and adjusted EBITDA performance $ Retention Payment $50M – Quantum calculated by incremental revenues (above a prior period’s baseline) multiplied by a “multiplier” ranging from 0.75x to 2.50x (primarily determined by % YoY + $ Potential Earnout $1,250M revenue growth achieved that earnout year) (1) – Eligibility rules include adjusted EBITDA thresholds to align on path towards profitability • Structure aligns incentives as incremental consideration is = $ Max Potential contingent on success and results in a more attractive $2,000M effective purchase multiple Consideration 1. Adjusted EBITDA as defined as net income before (i) interest expense, (ii) interest income, (iii) provision for income taxes, (iv) depreciation and amortization expense, (v) stock-based compensation, (vi) contingent consideration, (vii) acquisition and related expense, and (viii) certain other items. 12

EARNOUT CONSIDERATION MECHANICS EARNOUT ELIGIBILITY TEST (BY YEAR) IF YES: MULTIPLE ON INCREMENTAL GROSS REVENUE YoY Rev. Growth Year 1 Year 2 Year 3 2025 Earnout (“Year 1”) • Year 1 $ Rev > $342M ≤ 20% 0.75x 0.75x 0.75x • Year 1 Adj. EBITDA ≥ ($10M) 20% 40% 1.00x 1.25x 1.25x 2026 Earnout (“Year 2”) • Year 2 $ Rev > Yr. 1 Rev (and Yr. 1 Rev ≥ $342M) • Year 1 Adj. EBITDA > ($35M) 40% 60% 1.25x 1.50x 1.50x • Year 2 Margin ≥ 5.0% 60% 80% 2.00x 1.75x 1.75x 2027 Earnout (“Year 3”) • Year 3 $ Rev > Yr. 2 Rev (and Yr. 1 Rev eligibility met) 80% 100% 2.25x 2.00x 2.00x • Year 1 Adj. EBITDA > ($35M) • Year 2 Margin ≥ 0.0% • Year 3 Margin ≥ 15.0% 100%+ 2.50x 2.25x 2.25x Multiple reduced by 0.25x if: • Year 2: EBITDA Margin ≥ 5% but ≤ 10% • Year 3: EBITDA Margin ≥ 15% but ≤ 20% Note: Based on the Share Purchase Agreement. 13

TRANSACTION STRUCTURE & CAPITAL DEPLOYMENT Purchase price of $700 million and additional contingent earnout considerations of up to $1.25 billion, subject to achieving certain financial targets over three years Purchase price to be funded by Future earnouts are expected to be funded from cash generated by ongoing (1) cash on balance sheet operations and the company’s balance sheet Unique, attractive opportunity supports capital Ongoing commitment to quarterly dividends and allocation at this scale share repurchases 1. We are evaluating our financing alternatives and debt maturities in the near-term. 14

PRO FORMA CAPITAL STRUCTURE Pro Forma Liquidity Debt Maturities (USD in billions) (USD in billions) • Upfront Payment of $700M Fully Funded by Cash • We are Evaluating Our Financing Alternatives and Debt on Balance Sheet Maturities in the Near-Term $1.8 $1.0 $0.6 $0.6 $0.4 Cash and Undrawn Total Term Senior Cash Revolver (2026 Maturity) Liquidity Loan Notes Equivalents (2028 Maturity) (2029 Maturity) Note: Balance sheet data as of June 30, 2024. Reflects pro forma for payment of $700M upfront consideration. 15